UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:(508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act-(17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act-(17CFR-240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of The Hanover Insurance Group, Inc. (the “Company” or “THG”) held on May 12, 2009, the Company’s shareholders adopted the 2009 Short-Term Incentive Compensation Plan (the “ 2009 STIC Plan”). The full text of the 2009 STIC Plan is set forth in Exhibit 10.1 attached hereto. The following description of certain features of the 2009 STIC Plan is qualified in its entirety by reference to the full text of the plan. Capitalized terms used in this description have the same meaning as defined in the 2009 STIC Plan.

General. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)“), a publicly-held corporation is generally not entitled to a federal income tax deduction with respect to any taxable year for compensation in excess of $1 million to its principal executive officer and the three highest compensated officers (other than the principal executive officer and principal financial officer) (the “Covered Officers“). Qualifying performance-based compensation is not subject to this deduction limitation. To qualify for the performance-based exception under Section 162(m), compensation must be paid under a plan the material terms of which, including the general performance criteria used as the bases for determining awards, have been approved by shareholders, and must meet other requirements set forth in regulations under Section 162(m).

The 2009 STIC Plan is intended to satisfy the applicable provisions of Section 162(m) in order to maximize the deductibility of short-term incentive compensation awards.

Administration; Eligible Employees. The 2009 STIC Plan will be administered by the Compensation Committee of the Board of Directors or, if any member of the Compensation Committee is not an outside director, by a subcommittee of the Compensation Committee consisting of those members of the Compensation Committee who are outside directors (such committee or subcommittee referred to in this description as the “Committee“). In addition, the Committee of Independent Directors or a successor committee of the Board may also be authorized by the Board of Directors to establish, administer and/or ratify performance goals and awards. The Committee shall interpret the 2009 STIC Plan, although it may delegate to management non-discretionary administrative functions. Only officers of the Company (as defined under Rule 16a-1(f) of the Securities Exchange Act of 1934 and so designated by THG’s Board of Directors) are eligible to participate in the 2009 STIC Plan.

Performance Criteria. The Committee will select the performance criterion or criteria for any individual position and the formulas for determining the amount of payment that the Committee may award for performance during any Award Period not later than 90 days after the commencement of an Award Period, but in no case after 25% of the Award Period has elapsed (the “Establishment Period“). The performance criteria that the Committee may use shall be set forth in terms of an objectively determinable formula or standard, which: (a) may be determined by reference to the performance of the Company, any subsidiary or affiliate of the Company, any division or unit of any of the foregoing, or any combination of the foregoing, and (b) must be based on one or more of the following performance measures:

•	sales;
•	revenues;
•	assets;
•	expenses;
•

earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization, or capital gains or losses, determined on the basis of operations, continuing operations or otherwise and on an aggregate or per share basis;

•	premium growth;
•	direct premium, written premium or earned premium;
•	policies in force;
•	segment income;
•	return on equity, investment, capital or assets;
•	one or more operating ratios;
•	borrowing levels, leverage ratios or credit rating;
•	financial strength rating;

•	market share;
•	productivity improvements;
•	capital expenditures;
•	cash flow;
•	stock price;
•	shareholder return;
•	economic value added;
•	surplus levels or growth;
•	product development;
•	sales of particular products or services;
•	development of business goals;
•	customer acquisition, satisfaction or retention;
•	service levels or standards;
•	leadership effectiveness;
•	business development; or
•

the occurrence of, or participation in the negotiation or effectuation of, any of: acquisitions and divestitures (in whole or in part), joint ventures and strategic alliances, spin-offs, split-ups and the like, reorganizations, or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings.

Determination of Awards. By not later than the end of the Establishment Period, the Committee will select, from among the Company’s executive officers, those persons who will participate in the 2009 STIC Plan for an Award Period and designate for each such Participant a specific percentage of the participant’s base or year end salary as such Participant’s potential award (a “Potential Award“). An individual Participant’s Potential Award in any Award Period is limited to the lesser of $4,500,000 or 300% of the Participant’s base salary or year end salary rate, as determined by the Committee. When the Company’s financial results for a given Award Period have been determined, the Committee will determine, and certify in writing, whether the pre-established performance goals and objectives have been satisfied in such year with respect to the Covered Officers. The actual bonus award for any Participant shall be determined based upon the pre-established compensation formula or methods. In no event may a payment to a Covered Person exceed the maximum amount permitted to be paid based on the extent, if any, to which the performance goals have been achieved, but the Committee may exercise negative discretion to cause the payment to such individuals to be less than the maximum permitted award. The Committee may use discretion to reduce or to increase payments to other Participants. The Committee may base any reduction on the Company’s financial performance, the Participant’s performance, and/or competitive compensation levels. Awards may be paid in cash, or if permitted by THG’s 2006 Long-Term Incentive Plan (or its successor plan), in THG stock or a combination of the foregoing as determined by the Committee.

New Plan Benefits. The benefits or amounts, if any, that may be received by or allocated to the Principal Executive Officer, Principal Financial Officer or other “named executive officers” are not presently determinable. If the 2009 STIC Plan had been in effect in 2008, the awards received by such officers would have been identical to the awards actually received by such persons for 2008.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 10.1

The Hanover Insurance Group, Inc. 2009 Short-Term Incentive Compensation Plan previously filed as Annex 2 to the Registrant’s Proxy Statement (Commission File No. 001-13754) filed with the Commission on March 27, 2009 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.

(Registrant)

Date: May 13, 2009	By:	/s/ J. Kendall Huber
J, Kendall Huber
Senior Vice President, General Counsel and Assistant Secretary

Exhibit Index

Exhibit 10.1

The Hanover Insurance Group, Inc. 2009 Short-Term Incentive Compensation Plan previously filed as Annex 2 to the Registrant’s Proxy Statement (Commission File No. 001-13754) filed with the Commission on March 27, 2009 and incorporated herein by reference.

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